Exhibit 32.2
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                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
             Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
                    ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Lakeland Industries, Inc. (the "Company") on Form 10-K for the year ending January 31, 2006 (the "Report"), I Gary Pokrassa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ Gary Pokrassa
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Gary Pokrassa
Chief Financial Officer

April  17 , 2006